VANGUARD
SELECTED VALUE
PORTFOLIO

Annual Report
October 31, 1997

[PHOTO]

1997

[THE VANGUARD GROUP LOGO]

[GRAPHIC]

OUR CREW MAKES THE DIFFERENCE

Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

     We recognize that it is our crew members--some 6,000 highly motivated men and women--who form the cornerstone of our operations. As with any cornerstone, we could not survive long--let alone prosper--without it. That's why we chose this fiscal year's annual report to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

     But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

     They, along with the rest of our valiant crew, look forward to serving you in the years ahead.

[PHOTO]

John C.  Bogle             John J. Brennan
Chairman                   President




CONTENTS

A MESSAGE TO OUR SHAREHOLDERS....................   1
THE MARKETS IN PERSPECTIVE.......................   3
REPORT FROM THE ADVISER..........................   5
PERFORMANCE SUMMARY..............................   7
PORTFOLIO PROFILE................................   8
FINANCIAL STATEMENTS.............................  10
REPORT OF INDEPENDENT ACCOUNTANTS................  16

All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

[GRAPHIC]

FELLOW SHAREHOLDER,

Vanguard Selected Value Portfolio, lifted by the powerful bull market in U.S. stocks, earned +30.9% for the fiscal year ended October 31, 1997, outpacing both its average peer and its unmanaged index benchmark. It was a fine first full year for the Portfolio.

     The table at right compares the Portfolio's total return (capital change plus reinvested dividends) for the year with those of the average mid-capitalization equity mutual fund and the unmanaged Russell Midcap Index, the standards against which we measure our performance.

-------------------------------------------------------
                                        TOTAL RETURNS
                                      FISCAL YEAR ENDED
                                       OCTOBER 31, 1997
-------------------------------------------------------
Vanguard Selected Value Portfolio            +30.9%
-------------------------------------------------------
Average Mid-Cap Fund                         +22.8%
-------------------------------------------------------
Russell Midcap Index                         +28.8%
-------------------------------------------------------

     The Portfolio's return is based on an increase in its net asset value from $10.07 per share on October 31, 1996, to $12.98 per share on October 31, 1997, with the latter figure adjusted for a dividend of $0.06 per share paid from net investment income and a distribution of $0.11 per share paid from net realized capital gains.

FISCAL 1997 PERFORMANCE OVERVIEW

Despite taking a tumble in late October, the U.S. stock market--as represented by the Standard & Poor's 500 Composite Stock Price Index--gained +32.1% during the twelve months ended October 31. Mid- and small-cap stocks did almost as well, a notable development as they had lagged far behind large-cap stocks in the previous two years.

     Economic conditions during the year were almost picture-perfect for equity investors. Business activity and corporate profits continued to increase apace, yet inflation decelerated and long-term interest rates declined. This positive interest-rate environment, along with the splendid economic fundamentals, elevated the already-high spirits of investors. But after reaching record territory in early October, the stock market retreated late in the month, most notably with a -7% plunge on Monday, October 27.

     While the October slide (nearly 11% from high to low) was the sharpest interim dip during the past twelve months, the stock market also experienced monthly declines in December, March, and August. However, each drop was promptly followed by a rebound, and the market averages at fiscal year-end were not far off their historic highs.

     The mid-cap market during the year was strongest within the category of value stocks--those characterized by relatively low prices in relation to such fundamental factors as earnings, book value, and dividends. For the twelve months ended October 31, 1997, the Russell Midcap Value Index provided a return of +32.5%, well ahead of returns of +24.6% for the Russell Midcap Growth Index. (The reverse was true among large-cap companies, where growth stocks fared better than value stocks).

     The Selected Value Portfolio's strong performance resulted from excellent stock choices by our adviser, Barrow, Hanley, Mewhinney & Strauss. Producer durable goods were the Portfolio's biggest industry concentration (representing about 25% of our assets), and they generated a return of nearly +40%, far above the +24% return of producer durables in the Russell Midcap Index. The Portfolio's small position in consumer staples (less than 5% of assets) returned more than 100% for the year, and our financial-services stocks (almost 10% of assets during the year) produced a handsome +68% return.


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


     Partially offsetting these superb results were relatively poor results from our selections in the auto & transportation sector, where our return of 12% was 30 percentage points behind that of the auto stocks in the Russell Midcap Index. We also were hurt somewhat by our heavier position in materials & processing (nearly 18% of assets versus 11% for the Index). This sector was the Index's worst performer, with a return of "only" 16%.

     Shareholders should understand that in a relatively concentrated portfolio like ours, especially one operating outside the large-cap arena, the risks and rewards of individual stocks tend to be rather high. Few mutual funds have, as we do, more than 50% of assets in their twelve largest holdings. Shareholders should expect wider divergence from our performance norms--peers and indexes alike--than would characterize most mutual funds.

LIFETIME PERFORMANCE OVERVIEW

This kind of divergence has already been reflected in our record. The Selected Value Portfolio got off to a rocky start, returning only +0.7% for the eight and one-half months between its inception on February 15, 1996, and the end of fiscal 1996. The solid turnaround in an excellent fiscal 1997, however, brought our lifetime results close to our performance benchmarks, as shown in the table at left. A $10,000 investment on the Portfolio's inception date would have grown to $13,184 by October 31, 1997, or $155 less than an identical investment in our average competitor and $766 short of the equivalent investment in the Russell Midcap Index.

-------------------------------------------------------------------
                                             TOTAL RETURNS
                                    FEB. 15, 1996, TO OCT. 31, 1997
                                    -------------------------------
                                     AVERAGE       FINAL VALUE OF
                                      ANNUAL         A $10,000
                                       RATE      INITIAL INVESTMENT
-------------------------------------------------------------------
Vanguard Selected Value Portfolio     +17.6%          $13,184
-------------------------------------------------------------------
Average Mid-Cap Fund                  +18.4%          $13,339
-------------------------------------------------------------------
Russell Midcap Index                  +21.5%          $13,950
-------------------------------------------------------------------

     We would emphasize that the Portfolio's track record of less than two years is too brief to judge its merits, but we are heartened by this year's results and remain confident about the Portfolio's long-term strategy and our adviser's ability to carry it out.

IN SUMMARY

After a year during which the stock market provided a return equivalent to nearly three years' worth of those produced at its long-term average of nearly 11% annually, investors have every reason to be thankful for the market's bounty. But the recent market volatility--punctuated by October's sudden slide--should make everyone mindful of the risks of investing in stocks. The danger of the breathtaking bull market in U.S. stocks, now in its 16th year, is that it may have dulled investors' awareness of a simple fact of equity investing: Prices can drop sharply and suddenly. And these declines are not always quickly erased.

     That said, the greatest risk is not investing in the first place. We believe that a sound method for dealing with risk is to construct a balanced investment program suited to your objectives, financial situation, tolerance for risk, and time horizon. If you have such a program in place, you are prepared to "stay the course" toward your investment goals.


/s/ JOHN C. BOGLE                                   /s/ JOHN J. BRENNAN
John C. Bogle                                       John J. Brennan

November 19, 1997


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


[GRAPHIC]

THE MARKETS IN PERSPECTIVE
YEAR ENDED OCTOBER 31, 1997

U.S. EQUITY MARKETS

The 12-month period ended October 31, 1997, was exceptionally strong for stock investors, although it wound up on a rather unpleasant note. Over the period, large-capitalization stocks continued their advance, propelling the S&P 500 Index to a 32.1% gain. Small-cap stocks also fared well, as illustrated by the 29.3% increase of the Russell 2000 Index. These gains stood despite October's volatile final week, when sharp declines in Asian stock markets led many investors to question their expectations regarding the U.S. market. While the domestic market dropped substantially--the Dow Jones Industrial Average fell 554 points, or 7.2%, on October 27--it then rebounded smartly over the next few days. This quick recovery probably can be attributed to investors' recognition that three major factors underlying the bull market of recent years were unaffected by the turmoil in Asia. These factors are solid economic growth; restrained inflation, at levels not experienced since the 1960s; and impressive growth in corporate profits.

     Among large-cap stocks, the best-performing sectors in fiscal 1997 were technology and financial services, with increases of 51.1% and 41.4%, respectively. The surge in technology reflects robust corporate spending on this industry's products, particularly desktop computers, networking equipment, and software. Consumer discretionary and cyclical stocks could be considered laggards by contrast, despite their respective gains of 20.4% and 14.5%. (Clearly the market has shown amazing growth when a 15%-20% advance over a one-year period can be viewed as inadequate.)

------------------------------------------------------------------------------
                                                  AVERAGE ANNUALIZED RETURNS
                                                PERIODS ENDED OCTOBER 31, 1997
                                               -------------------------------
                                               1 YEAR      3 YEARS     5 YEARS
------------------------------------------------------------------------------
EQUITY
  S&P 500 Index                                 32.1%       27.5%       19.9%
  Russell 2000 Index                            29.3        21.3        18.7
  MSCI EAFE Index                                4.9         5.1        12.1
------------------------------------------------------------------------------
FIXED INCOME
  Lehman Aggregate Bond Index                    8.9%       10.1%        7.5%
  Lehman 10-Year Municipal Bond Index            8.7         9.4         7.8
  Salomon Brothers Three-Month
    U.S. Treasury Bill Index                     5.2         5.4         4.6
------------------------------------------------------------------------------
OTHER
  Consumer Price Index                           2.1%        2.6%        2.6%
------------------------------------------------------------------------------

     While small-company stocks failed to match the outsized advance of the S&P 500 Index, their performance grew notably stronger in the second half of the fiscal year. This was evident in both absolute and relative terms: During the past six months, the Russell 2000 Index rose 27.3%, compared to 15.2% for the S&P 500. The improved performance of smaller companies cannot be attributed to any single factor, but is, rather, due to a combination of attractive valuations and good earnings.

U.S. FIXED-INCOME MARKETS

Interest rates fell across the yield curve, rewarding fixed-income investors with higher total returns. For example, the rates on 1-, 5-, 10-, and 30-year Treasury issues decreased 0.06%, 0.35%, 0.51%, and 0.49%, respectively, during the fiscal year. These declines reflected the continuing good news regarding inflation and the relative dormancy of the Federal Reserve. The benefit to investors was illustrated by the 8.9% return of the Lehman Brothers Aggregate Bond Index, the broadest measure of investment-grade issues. Investors in lower-quality securities fared even better, as shown by the 13.7% gain of the Lehman High Yield Bond Index. The strength of the economy combined with the lack of inflationary pressure produced an ideal environment for junk bonds.

INTERNATIONAL EQUITY MARKETS

The last quarter of the fiscal year proved to be horrible for investments in Pacific markets, with declines both widespread and pronounced. The Morgan Stanley Capital International (MSCI) Pacific Index declined by 21.4% in U.S. dollar terms during the three months and was down 19.7% for the full fiscal year. Among individual markets (also in U.S. dollar terms), Japan fell 18.4% for the quarter and 18.1% for the 12 months, while the declines over the same periods reached 34.3% and 17.5% in Hong Kong and 49.0% and 57.2% in Malaysia. These markets suffered for a variety of reasons, but concern about future economic growth was particularly significant.

     By contrast, the European markets continued to provide U.S. investors with solid returns, although they, too, stumbled in late October. The MSCI Europe Index posted a gain of 26.0% for the 12 months despite a 4.9% decline in October. The robust character of the European markets reflects strong earnings and optimism that the growth will remain solid.

[GRAPHIC]

REPORT FROM THE ADVISER

For the six- and twelve-month periods ended October 31, 1997, Vanguard Selected Value Portfolio earned 22.5% and 30.9%, respectively. These results exceeded the Russell Midcap Index returns of 20.6% and 28.8% for the same periods. For the full fiscal year, the Portfolio outperformed the average mid-capitalization stock fund by 8.1 percentage points (30.9% versus 22.8%). We are pleased with these results.

MARKET OVERVIEW

The superior relative performance of the mid-cap market in the second half of the year--reflected in the Russell benchmark's 20.6% return versus the 15.2% return on the S&P 500 Index--accelerated in the fourth quarter. Higher-than-expected earnings, moderately decelerating inflation, and lower interest rates continued to push stock prices higher. The S&P 500 Index returned 32.1% for the fiscal year, despite a downturn late in the period. The Russell Midcap Index increased 28.8% for the year, and in the final three months of the period it eked out a 0.5% return versus a downturn of 3.8% in the S&P 500
Index. The relatively strong performance by the mid-cap segment of the market was a long time in coming, but was not a surprise. As we have maintained in our previous reports to you, relative value is overwhelmingly in favor of the mid-cap market. We believe that the gains in the mid-cap market relative to large-cap stocks were not a result of a few earnings disappointments or a meaningful multiple contraction among the large-cap blue chips. We conclude that the mid-cap market's premium performance during the second half of the fiscal year was the result of superior earnings growth and some modest gains in price/earnings multiples relative to large-cap stocks.

     Even though the Russell Midcap Index strongly outperformed the S&P 500 Index during the July-September quarter (by a larger margin than in any three-month period during the past decade), mid-cap stocks still have a decided edge over large-cap stocks in relative valuations. Therefore, we believe that the recent outperformance by mid-cap stocks is a trend that has only just begun and that will be long-term, though we doubt that it will be uninterrupted.

PORTFOLIO REVIEW

We made only one new purchase--Atlas Air--during the final quarter of the fiscal year. Atlas Air is a cargo carrier that provides reliable, worldwide, airport-to-airport transportation services to major international airlines under fixed-rate, long-term contracts. The company offers its customers cost savings of up to 40% over what it costs the airlines to provide the cargo capacity themselves. Atlas Air's workforce is productive and flexible, and economies are created in maintenance and insurance. Atlas Air, which flies only Boeing 747-200 aircraft, had leased five planes formerly used by other cargo carriers. These five aircraft have had excessively high maintenance costs, which led to operating losses. As a result, shares of Atlas Air have declined during the past 12 months from a high of $64 to a low of $22. We see value here, primarily because the five planes are being returned to the lessor in 1998. Thus, the losses generated by these planes are truly one-time in nature. Furthermore, Atlas Air's earnings excluding these planes are strong and, when considered alone, justify our purchase. We have known several members of management since the 1970s (they are alumni of Texas Air), and note their substantial purchases of shares as a confirmation of our investment thesis.

     The earnings and stock price of Canandaigua Brands, a longtime holding of the Portfolio, are soaring. As we expected, the grape harvest is huge this year. Grape prices in California are falling, and this has begun to favorably affect Canandaigua's profit margins. We expect that the supply of grapes will continue to swell in coming years as vines planted during a shortage several years ago begin to mature. Unit sales growth is very impressive (up over 12% in the latest quarter), with Corona Beer (which Canandaigua imports from Mexico), high-quality wines, and spirits leading the way. Canandaigua's stock has more than doubled from its lows and still, according to our analysis, remains undervalued.

     As we begin the new fiscal year, the Portfolio owns 26 stocks, with more than 44% of total net assets in the ten largest holdings. Our average stock sells at a price/earnings ratio (based on consensus estimates of 1998 earnings) equal to about 72% of the P/E ratio of the Russell Midcap Index and at a price/book value equal to only 67% of the Index's. Yet we expect our stocks to grow at a comparable rate to the stocks in the Index. We believe that the combination of depressed valuation and improving profitability continues to offer attractive return potential and relatively low levels of risk for the Portfolio.

Barrow, Hanley, Mewhinney & Strauss, Inc.

November 13, 1997

INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be obtained by emphasizing medium-size companies with reasonable financial strength whose stocks are out of favor and undervalued by the market, often because of special situations that have temporarily depressed profits.


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


[GRAPHIC]

PERFORMANCE SUMMARY
SELECTED VALUE PORTFOLIO

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: FEBRUARY 15, 1996-OCTOBER 31, 1997
------------------------------------------------------
              SELECTED VALUE PORTFOLIO         RUSSELL
                                               INDEX*
FISCAL      CAPITAL     INCOME      TOTAL       TOTAL
YEAR        RETURN      RETURN     RETURN      RETURN
------------------------------------------------------
1996          0.7%       0.0%        0.7%        8.3%
1997         30.2        0.7        30.9        28.8
------------------------------------------------------

*Russell Midcap Index.

See Financial Highlights table on page 14 for dividend and capital gains information since the Portfolio's inception.

CUMULATIVE PERFORMANCE: FEBRUARY 15, 1996-OCTOBER 31, 1997
---------------------------------------------------------------
                    SELECTED       LIPPER MID    RUSSELL MIDCAP
                 VALUE PORTFOLIO    CAP FUNDS        INDEX
2/15/96               10000           10000          10000
1996       04         10630           10701          10422
1996       07          9490            9818           9775
1996       10         10070           10863          10833
1997       01         11051           11652          11801
1997       04         10767           10819          11563
1997       07         13336           13256          13881
1997       10         13184           13339          13950

-----------------------------------------------------------------------------------
                                 AVERAGE ANNUAL TOTAL RETURNS
                                PERIODS ENDED OCTOBER 31, 1997
                                -------------------------------   FINAL VALUE OF A
                                  1 YEAR      SINCE INCEPTION    $10,000 INVESTMENT
-----------------------------------------------------------------------------------
Selected Value Portfolio          30.92%          17.58%               $13,184
Average Mid-Cap Fund              22.80           18.39                 13,339
Russell Midcap Index              28.77           21.53                 13,950
-----------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED SEPTEMBER 30, 1997*
-------------------------------------------------------------------------------
                                                          SINCE INCEPTION
                            INCEPTION                --------------------------
                              DATE        1 YEAR     CAPITAL   INCOME     TOTAL
-------------------------------------------------------------------------------
Selected Value Portfolio    2/15/1996     40.09%     22.23%     0.41%     22.64%
-------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.


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


[GRAPHIC]

PORTFOLIO PROFILE
SELECTED VALUE PORTFOLIO

This Profile provides a snapshot of the Portfolio's characteristics as of October 31, 1997, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

PORTFOLIO CHARACTERISTICS
-------------------------------------------
                       SELECTED     RUSSELL
                         VALUE       MIDCAP
-------------------------------------------
Number of Stocks            26         780
Median Market Cap        $0.9B       $4.2B
Price/Earnings Ratio     18.9x       19.8x
Price/Book Ratio          2.8x        3.0x
Yield                     0.7%        1.6%
Return on Equity         11.4%       15.5%
Earnings Growth Rate     11.1%       16.4%
Foreign Holdings            0%          --
Turnover Rate              32%          --
Expense Ratio            0.74%          --
Cash Reserves             6.3%          --

INVESTMENT FOCUS
-------------------------------------------

[GRAPHIC]

TEN LARGEST STOCKS (% OF TOTAL NET ASSETS)
------------------------------------------
Canandaigua Brands, Inc.            5.4%
Silicon Valley Group, Inc.          5.1
Mentor Graphics Corp.               5.0
Raychem Corp.                       4.7
Valassis Communications, Inc.       4.7
Ferro Corp.                         4.2
Kirby Corp.                         4.0
Atlas Air, Inc.                     3.8
Lear Corp.                          3.8
Vastar Resources, Inc.              3.7
------------------------------------------
Top Ten Total                      44.4%

SECTOR DIVERSIFICATION (% OF COMMON STOCK)
--------------------------------------------------------------------------------
                                OCTOBER 31, 1996         OCTOBER 31, 1997
                                ----------------  ------------------------------
                                 SELECTED VALUE   SELECTED VALUE  RUSSELL MIDCAP
                                ------------------------------------------------
Auto & Transportation.........        9.5%            16.1%            3.8%
Consumer Discretionary........       18.1             14.4            16.7
Consumer Staples..............        4.5              5.8             4.7
Financial Services............       10.8              7.4            21.0
Health Care...................        7.2              7.4             6.1
Integrated Oils...............        0.0              0.0             1.2
Other Energy..................        0.0              4.0             6.3
Materials & Processing........       18.3             19.0            10.2
Producer Durables.............       28.4             20.5             4.9
Technology....................        3.2              5.4             9.5
Utilities.....................        0.0              0.0            12.5
Other.........................        0.0              0.0             3.1
--------------------------------------------------------------------------------

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing investments--after adjusting for cash held in collateral for futures contracts.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a portfolio.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a portfolio's net assets represented by stocks or American Depository Receipts of companies based outside the United States.

Investment Focus. This grid indicates the focus of a portfolio in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. The midpoint of market capitalization (market price x shares outstanding) of the stocks in a portfolio. Half the stocks in the portfolio have higher market capitalizations and half lower.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a portfolio holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a portfolio, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a portfolio, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a portfolio's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST STOCKS. The percentage of net assets that a portfolio has invested in its ten largest holdings. (The average for stock mutual funds is about 30%). As this percentage rises, a portfolio's returns are likely to be more volatile, since its return is more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Portfolios with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

[GRAPHIC]

FINANCIAL STATEMENTS
OCTOBER 31, 1997

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Portfolio's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, preferred stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Portfolio had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.

----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
SELECTED VALUE PORTFOLIO                        SHARES          (000)
----------------------------------------------------------------------
COMMON STOCKS (93.7%)
----------------------------------------------------------------------
AUTO & TRANSPORTATION (15.1%)
-       Atlas Air, Inc.                        263,000       $  7,265
-       Kirby Corp.                            388,300          7,669
-       Lear Corp.                             150,300          7,224
        Polaris Industries, Inc.               212,900          6,480
                                                             ---------
                                                               28,638
                                                             ---------
CONSUMER DISCRETIONARY (13.5%)
        Dillard's Inc.                         125,300          4,808
        Heilig-Meyers Co.                      205,200          2,745
        Smith & Nephew PLC                   2,253,300          6,584
        Sturm, Ruger & Co., Inc.               137,400          2,585
-       Valassis Communications, Inc.          300,600          8,868
                                                             ---------
                                                               25,590
                                                             ---------
CONSUMER STAPLES (5.4%)
-       Canandaigua Brands, Inc.               206,400         10,243
                                                             ---------
ENERGY (3.7%)
        Vastar Resources, Inc.                 175,400          7,082
                                                             ---------
FINANCIAL SERVICES (6.9%)
-       First Federal Financial Corp.          176,000          6,160
        Pacific Century Financial Corp.        137,800          6,942
                                                             ---------
                                                               13,102
                                                             ---------
HEALTH CARE (6.9%)
-       Coventry Corp.                         450,000          6,272
-       Magellan Health Services, Inc.         238,000          6,857
                                                             ---------
                                                               13,129
                                                             ---------
MATERIALS & PROCESSING (17.8%)
        Ferro Corp.                            212,900          7,970
        H.B. Fuller Co.                        137,800          6,442
-       International Specialty
          Products, Inc.                       423,800          6,331
        Quanex Corp.                           250,500          6,920
        RPM Inc. (Ohio)                        325,700          6,107
                                                             ---------
                                                               33,770
                                                             ---------
PRODUCER DURABLES (19.4%)
        Harnischfeger Industries Inc.          175,400          6,906
        Raychem Corp.                           99,100          8,975
-       Silicon Valley Group, Inc.             339,400          9,673
        Snap-On Inc.                           144,000          6,192
        Stewart & Stevenson
          Services, Inc.                       235,600          5,124
                                                             ---------
                                                               36,870
                                                             ---------
TECHNOLOGY (5.0%)

-       Mentor Graphics Corp.                  881,800          9,534
                                                             ---------
----------------------------------------------------------------------
TOTAL COMMON STOCKS
  (COST $156,634)                                             177,958
----------------------------------------------------------------------
                                               FACE
                                              AMOUNT
                                               (000)
----------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (7.2%)
----------------------------------------------------------------------
Repurchase Agreement
Collateralized by U.S. Government
        Obligations in a Pooled
        Cash Account
        5.66%, 11/3/97
        (COST $13,724)                         $13,724         13,724
----------------------------------------------------------------------
TOTAL INVESTMENTS (100.9%)
  (COST $170,358)                                             191,682
----------------------------------------------------------------------

----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
                                                                (000)
----------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.9%)
----------------------------------------------------------------------
Other Assets--Notes C and F                                  $  2,458
Liabilities--Note F                                            (4,228)
                                                             ---------
                                                               (1,770)
----------------------------------------------------------------------
NET ASSETS (100.0%)
----------------------------------------------------------------------
Applicable to 14,626,612 outstanding
    $.001 par value shares
    (authorized 250,000,000 shares)                          $189,912
======================================================================

NET ASSET VALUE PER SHARE                                      $12.98
======================================================================

*See Note A in Notes to Financial Statements.

-Non-Income-Producing Security.

----------------------------------------------------------------------
                                                AMOUNT            PER
                                                 (000)          SHARE
----------------------------------------------------------------------
AT OCTOBER 31, 1997, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------
Paid in Capital                               $161,259         $11.02
Undistributed Net
    Investment Income                              543            .04
Accumulated Net Realized Gains                   6,786            .46
Unrealized Appreciation--Note E                 21,324           1.46
----------------------------------------------------------------------
NET ASSETS                                    $189,912         $12.98
======================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the Portfolio during the reporting period, and details the operating expenses charged to the Portfolio. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

----------------------------------------------------------------------------------------
                                                               SELECTED VALUE PORTFOLIO
                                                            YEAR ENDED OCTOBER 31, 1997
                                                                                  (000)
----------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends                                                                   $ 1,300
    Interest                                                                        454
                                                                                --------
        Total Income                                                              1,754
                                                                                --------
EXPENSES
    Investment Advisory Fees--Note B
        Basic Fee                                                                   517
        Performance Adjustment  (93)
    The Vanguard Group--Note C
        Management and Administrative                                               441
        Marketing and Distribution                                                   31
    Taxes (other than income taxes)                                                   9
    Custodian Fees                                                                   11
    Auditing Fees                                                                     9
    Shareholders' Reports                                                            41
    Annual Meeting and Proxy Costs                                                    1
                                                                                --------
        Total Expenses                                                              967
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                               787
----------------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD                                   6,810
----------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES        22,843
----------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                            $30,440
========================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Portfolio's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-------------------------------------------------------------------------------------------------------------------
                                                                                       SELECTED VALUE PORTFOLIO
                                                                                    -------------------------------
                                                                                       YEAR ENDED      FEB. 15* TO
                                                                                    OCT. 31, 1997    OCT. 31, 1996
                                                                                            (000)            (000)
-------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
         Net Investment Income                                                          $     787        $     324
         Realized Net Gain                                                                  6,810            1,018
         Change in Unrealized Appreciation (Depreciation)                                  22,843           (1,519)
                                                                                    -------------------------------
                  Net Increase (Decrease) in Net Assets Resulting from Operations          30,440             (177)
                                                                                    -------------------------------
DISTRIBUTIONS
         Net Investment Income                                                               (568)              --
         Realized Capital Gain                                                             (1,042)              --
                                                                                    -------------------------------
                  Total Distributions                                                      (1,610)              --
                                                                                    -------------------------------
CAPITAL SHARE TRANSACTIONS(1)
         Issued                                                                           106,636          108,104
         Issued in Lieu of Cash Distributions                                               1,544               --
         Redeemed                                                                         (39,764)         (15,361)
                                                                                    -------------------------------
                  Net Increase from Capital Share Transactions                             68,416           92,743
-------------------------------------------------------------------------------------------------------------------
         Total Increase                                                                    97,246           92,566
-------------------------------------------------------------------------------------------------------------------
NET ASSETS
         Beginning of Period--Note G                                                       92,666              100
                                                                                    -------------------------------
         End of Period                                                                  $ 189,912        $  92,666
===================================================================================================================

(1)Shares Issued (Redeemed)
         Issued                                                                             8,742           10,732
         Issued in Lieu of Cash Distributions                                                 143               --
         Redeemed                                                                          (3,458)          (1,542)
                                                                                    -------------------------------
                  Net Increase in Shares Outstanding                                        5,427            9,190
===================================================================================================================

*Commencement of operations.

FINANCIAL HIGHLIGHTS

This table summarizes the Portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the Portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; how much it costs to operate the Portfolio; and the extent to which the Portfolio tends to distribute capital gains.

     The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year. Finally, the table lists the Portfolio's Average Commission Rate Paid, a disclosure required by the SEC beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

----------------------------------------------------------------------------------------------------
                                                                        SELECTED VALUE PORTFOLIO
                                                                     -------------------------------
                                                                        YEAR ENDED      FEB. 15* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                       OCT. 31, 1997    OCT. 31, 1996
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                        $10.07           $10.00
----------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
         Net Investment Income                                                 .06              .04
         Net Realized and Unrealized Gain (Loss) on Investments               3.02              .03
                                                                     -------------------------------
                  Total from Investment Operations                            3.08              .07
                                                                     -------------------------------
DISTRIBUTIONS
         Dividends from Net Investment Income                                 (.06)              --
         Distributions from Realized Capital Gains                            (.11)              --
                                                                     -------------------------------
                  Total Distributions                                         (.17)              --
----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                              $12.98           $10.07
====================================================================================================

TOTAL RETURN                                                                30.92%            0.70%
====================================================================================================
RATIOS/SUPPLEMENTAL DATA
         Net Assets, End of Period (Millions)                                 $190              $93
         Ratio of Total Expenses to Average Net Assets                       0.74%          0.75%**
         Ratio of Net Investment Income to Average Net Assets                0.60%          0.75%**
         Portfolio Turnover Rate                                               32%              25%
         Average Commission Rate Paid                                       $.0569           $.0537
----------------------------------------------------------------------------------------------------

 *Commencement of operations.

**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Selected Value Portfolio is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Portfolio consistently follows such policies in preparing its financial statements.

     1. SECURITY VALUATION: Securities listed on an exchange are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities not listed on an exchange are valued at the latest quoted bid prices. Temporary cash investments are valued at cost, which approximates market value.

     2. FEDERAL INCOME TAXES: The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

     3. REPURCHASE AGREEMENTS: The Portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

     4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

     5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Barrow, Hanley, Mewhinney & Strauss, Inc., provides investment advisory services to the Portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to the Russell Midcap Index. For the year ended October 31, 1997, the advisory fee represented an effective annual basic rate of 0.40% of the Portfolio's average net assets before a decrease of $93,000 (an annual rate of 0.07%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Portfolio under methods approved by the Board of Directors. At October 31, 1997, the Portfolio had contributed capital of $13,000 to Vanguard (included in Other Assets), representing 0.06% of Vanguard's capitalization. The Portfolio's Directors and officers are also Directors and officers of Vanguard.

D. During the year ended October 31, 1997, the Portfolio purchased $99,919,000 of investment securities and sold $39,176,000 of investment securities, other than temporary cash investments.

E. At October 31, 1997, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $21,324,000, consisting of unrealized gains of $23,475,000 on securities that had risen in value since their purchase and $2,151,000 in unrealized losses on securities that had fallen in value since their purchase.

F. The market value of securities on loan to broker/dealers at October 31, 1997, was $1,762,000, for which the Portfolio was fully collateralized.

G. The Portfolio was organized on November 27, 1995, and its operations up to February 15, 1996, were limited to the sale and issuance of 10,000 shares of its common stock to an officer of the Portfolio's investment adviser.

[GRAPHIC]

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and
Board of Directors of
Vanguard Selected Value Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Selected Value Portfolio (the "Portfolio") at October 31, 1997, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period February 15, 1996 (commencement of operations) through October 31, 1996, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been settled, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

December 3, 1997




SPECIAL 1997 TAX INFORMATION (UNAUDITED) FOR VANGUARD SELECTED VALUE PORTFOLIO

This information for the fiscal year ended October 31, 1997, is included pursuant to provisions of the Internal Revenue Code.

     The Portfolio designates $3,444,000 as capital gain dividends (from net long-term capital gains), all of which is designated as a 20% rate gain distribution, which will be distributed in December 1997.

     For corporate shareholders, 27.5% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

DIRECTORS AND OFFICERS

JOHN C. BOGLE
Chairman of the Board and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
President, Chief Executive Officer, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN
Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co., and The Mead Corp.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

    "Standard & Poor's 500," "S&P 500(R)," "Standard & Poor's(R)," "S&P(R),"
          and "500" are trademarks of The McGraw-Hill Companies, Inc.
    Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are
                       trademarks of Wilshire Associates.

THE VANGUARD
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BALANCED FUNDS
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GROWTH FUNDS
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INDEX FUNDS

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FIXED-INCOME FUNDS

MONEY MARKET FUNDS
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INCOME FUNDS
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TAX-EXEMPT INCOME FUNDS
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Q9340-10/97 y (C) 1997 Vanguard Marketing Corporation, Distributor

FUND INFORMATION
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